Exhibit 10.4

AMENDMENT NUMBER 1 TO
PURCHASE AND CONTRIBUTION AGREEMENT
THIS AMENDMENT NUMBER 1 TO PURCHASE AND CONTRIBUTION AGREEMENT, dated as of May 31, 2016 (this “Amendment”), is entered into by and among DST SYSTEMS, INC., a Delaware corporation, as Seller and Servicer (“DST Systems”), and FOUNTAIN CITY FINANCE, LLC, a Delaware limited liability company (the “Purchaser”). Capitalized terms used and not otherwise defined herein are used as defined in the Purchase and Contribution Agreement (as defined below).
WHEREAS, the parties hereto entered into that certain Purchase and Contribution Agreement, dated as of May 21, 2009 (as amended through the date hereof, the “Purchase and Contribution Agreement”); and
WHEREAS, the parties hereto desire to amend the Purchase and Contribution Agreement in certain respects as provided herein;
NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
Section 1.Amendments. Effective as of the Effective Date (as defined below), the following amendments are made to the Purchase and Contribution Agreement:
(a)    The definition of “RPA” in Section 1.01 of the Purchase and Contribution Agreement is hereby amended and restated in its entirety to read as follows:
“RPA” means that certain Amended and Restated Receivables Purchase Agreement, dated as of May 15, 2014, among FOUNTAIN CITY FINANCE, LLC, a Delaware limited liability company, as Seller, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, individually as a Bank, and as Agent for the Banks, DST Systems, Inc., as the Parent and the Servicer, and each of the parties named on Schedule III thereto as Originators, as amended or restated from time to time.
(b)    The table in Exhibit B (Deposit Accounts and Lock-Boxes) of the Purchase and Contribution Agreement is hereby replaced with the following:
“[See Exhibit B to the RPA]”
SECTION 2.    Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which the last of the following shall occur: (a) this Amendment shall have been executed and delivered by a duly authorized officer of each party hereto and (b) the Fourth Amendment and Joinder to Originator Purchase Agreement, dated as of the date hereof, shall have been executed by all parties thereto, and all conditions precedent in Section 7 thereof shall have been satisfied.

Exhibit 10.4

SECTION 3.    Miscellaneous.
(a)    References in Purchase and Contribution Agreement. Upon the effectiveness of this Amendment, each reference in the Purchase and Contribution Agreement to “this Agreement”, “hereunder”, “hereof', “herein”, or words of like import shall mean and be a reference to the Purchase and Contribution Agreement as amended hereby, and each reference to the Purchase and Contribution Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Purchase and Contribution Agreement as amended hereby.
(b)    Effect on Purchase and Contribution Agreement. Except as specifically amended hereby, the Purchase and Contribution Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Purchase and Contribution Agreement, but shall constitute an amendment thereof.
(c)    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Purchase and Contribution Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
(d)    Fees and Expenses. The Purchaser and DST Systems agree to pay all costs, fees, and expenses (including, without limitation, reasonable attorneys' fees and time charges of attorneys) incurred by the Agent and/or the Investor in connection with the preparation, execution and enforcement of this Amendment.
(e)    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(f)    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
(g)    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(h)    Amendments. This Amendment may not be amended or otherwise modified except as provided in the Purchase and Contribution Agreement and the RPA.
(i)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
<Signature pages follow>

Exhibit 10.4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

PURCHASER:	FOUNTAIN CITY FINANCE, LLC By: /s/ Gregg Wm. Givens Name: Gregg Wm. Givens Title: President and Treasurer
SELLER:	DST SYSTEMS, INC. By: /s/ Gregg Wm. Givens Name: Gregg Wm. Givens Title: Senior Vice President, Chief Financial Officer and Treasurer
SERVICER:	DST SYSTEMS, INC. By: /s/ Gregg Wm. Givens Name: Gregg Wm. Givens Title: Senior Vice President, Chief Financial Officer and Treasurer

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